Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Greenlane Holdings, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aaron LoCascio, the Chief Executive Officer of the Company, and I, Ethan Rudin, the Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2019	/s/ AARON LOCASCIO
Aaron LoCascio
Chief Executive Officer

/s/ ETHAN RUDIN
Ethan Rudin
Chief Financial Officer